UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2021

Athira Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39503	45-3368487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18706 North Creek Parkway, Suite 104

Bothell, WA 98011

(Address of principal executive offices, including zip code)

(206) 221-8112

(Registrant’s telephone number, including area code)

4000 Mason Road, Suite 300

Seattle, WA 98195

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ATHA	The Nasdaq Stock Market LLC
(The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ¨

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2021, the compensation committee (the “Committee”) of the board of directors (the “Board”) of Athira Pharma, Inc. (the “Company”) approved 2020 bonus payments for the Company’s executive officers as set forth in the table below. The Committee approved the bonus payments in recognition of the executive team’s achievements in 2020, including the advancement of the Company’s product candidates and completion of certain financing and other corporate objectives.

Name	Title	2020 Bonus
Dr. Leen Kawas	President and Chief Executive Officer	$357,000
Ms. Glenna Mileson	Chief Financial Officer	$215,600
Dr. Hans Moebius	Chief Medical Officer	$190,120
Dr. Mark Litton	Chief Operating Officer	$172,000
Dr. Kevin Church	Vice President of Discovery	$57,500

Item 7.01 Regulation FD Disclosure.

Commencing on or after January 11, 2021, members of the Company’s management will be providing a corporate update to analysts and investors through a series of one-on-one meetings.

The information in Item 7.01 of this Current Report on Form 8-K, including the slides to be used in such one-on-one meetings attached as Exhibit 99.1 hereto, are being furnished and not filed pursuant to Item 7.01 of Form 8-K. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Athira Pharma, Inc. Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Athira Pharma, Inc.

Date: January 11, 2021	By:	/s/ Leen Kawas
Leen Kawas
President and Chief Executive Officer

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